EXHIBIT 10.52


              AMENDMENT NUMBER ONE TO SECURITY AND PLEDGE AGREEMENT


     THIS AMENDMENT NUMBER ONE TO SECURITY AND PLEDGE AGREEMENT ("AMENDMENT"), is made and entered into as of the 19th day of December, 2001, by and between Brilliant Digital Entertainment, Inc., a Delaware corporation ("BORROWER"), and each Subsidiary of Borrower listed on the signature pages hereof (Borrower and each such Subsidiary being individually a "GRANTOR" and collectively the "GRANTORS"), in favor of Harris Toibb ("TOIBB"), an individual, as agent (in such capacity, "AGENT") for himself and the holders party to the Purchase Agreements referred to below (Toibb and the holders party to the Purchase Agreements collectively "HOLDERS").

                              W I T N E S S E T H:


     WHEREAS, each Holder previously made a loan (the "Loans") to Borrower pursuant to the terms of a Note and Warrant Purchase Agreement dated as of April 19, 2001 or April 26, 2001, as amended as of May 23, 2001 (the "Purchase Agreements");

     WHEREAS, Borrower's obligations under the Purchase Agreements and the Loans were secured under the terms of a Security and Pledge Agreement, dated as of May 23, 2001 (the "SECURITY AGREEMENT"), executed by Borrower and those Subsidiaries of Borrower listed on the signature pages thereof;

     WHEREAS, the Borrower has requested that Harris Toibb and another party make additional loans to the Company to finance the Company's and the other Grantors' operations (the "New Loans") and in connection with, and as a condition to, the making of the New Loans, the Purchase Agreements, the Convertible Notes, the Security Agreement and certain other documents will be amended pursuant to certain documents (the "Amendment Documents") that will be executed and delivered in connection with the New Loans;

     WHEREAS, it is a condition to the making of the New Loans that the Security Agreement be amended in the manner set forth herein; and

     WHEREAS, Agent, on behalf of Holders, and Grantors therefore wish to amend the Security Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto amend the Security Agreement as follows:

     1. A new SECTION 21 is hereby added to the Security Agreement, to read in its entirety as follows:

     "21. WAIVER OF RIGHTS UNDER SECTION 362 OF THE BANKRUPTCY CODE. In the event that one or more Grantors files a petition under the United States Bankruptcy Code or under any other similar federal or state law, each such Grantor unconditionally and irrevocably agrees that the Agent, on behalf of the Holders, shall be entitled, and each such Grantor hereby unconditionally and irrevocably consents, to relief from the automatic stay so as to allow the Agent to exercise its rights


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and remedies under this Agreement with respect to the Collateral, including taking possession of the Collateral, foreclosing on its lien or security interests or otherwise exercising its rights and remedies with respect to the Collateral. In such event, each such Grantor hereby agrees it shall not, in any manner, oppose or otherwise delay any motion filed by the Agent for relief from the automatic stay."

     2. A new SECTION 8(e) is hereby added to the Security Agreement to read in its entirety as follows:

     "(e) For purposes of this SECTION 8, the term "Required Holders" shall mean Holders holding 60% or more of the then outstanding Secured Obligations."

     3. MISCELLANEOUS. Except as expressly set forth in this Amendment, all of the terms of the Security Agreement shall remain in full force and effect. All references in the Security Agreement to the "Purchase Agreements", "Convertible Notes", the "Warrants" or any of the other documents executed in connection with the Purchase Agreements shall mean and be a reference to such documents as and to the extent they are amended by the Amendment Documents and all references in such documents to the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby. This Amendment shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made in, and to be performed within, said state.


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     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment
Number One to Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                    BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                    a Delaware corporation


                                    By:     /S/ ROBERT CHMIEL
                                            -------------------------------
                                            Robert Chmiel
                                    Title:  Chief Operating Officer and
                                            Chief Financial Officer


                                    SUBSIDIARIES:

                                    BRILLIANT STUDIOS, INC.,
                                    a Delaware corporation


                                    By:     /S/ KEVIN BERMEISTER
                                            -------------------------------
                                            Kevin Bermeister
                                    Title:  President


                                    B3D, INC.
                                    a Delaware corporation


                                    By:     /S/ KEVIN BERMEISTER
                                            -------------------------------
                                            Kevin Bermeister
                                   Title:   President


Accepted and acknowledged by:

HARRIS TOIBB,
as Agent for the Holders

/S/ HARRIS TOIBB
-----------------------------
Harris Toibb



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